Earnings per share	12 Months Ended
Jun. 30, 2023
Earnings Per Share
Earnings per share

25. Earnings per share

On 7 December 2022, our shareholders authorised at an extraordinary general shareholders’ meeting, a one-for-twenty reverse share split of our issued and outstanding ordinary shares (the “Reverse Share Split”). The number of ordinary shares following the split are reflected in the calculation below.

Both basic and diluted earnings per share have been calculating the profit attributable to shareholders of the parent company (Locafy Limited) as the numerator, i.e. no adjustments to profit were necessary in 2023 or 2022.

	Consolidated Group
	2023	2022
Weighted average number of shares used in basic earnings per share	1,053,920	1,031,238
Weighted average number of shares used in diluted earnings per share	1,053,920	1,031,238